               AMENDMENT NO. 5 TO THE LOAN AND SECURITY AGREEMENT
               --------------------------------------------------

         This AMENDMENT NO. 5 ("Amendment No. 5") dated as of February 14, 2006 to the Loan and Security Agreement dated as of January 18, 2002 by and between
MISONIX, INC., a New York corporation with offices at 1938 New Highway,
Farmingdale, New York 11735 ("Debtor") and BANK OF AMERICA, N.A., as successor by merger to Fleet National Bank, a national banking association having a place of business at 300 Broad Hollow Road, Melville, New York 11747 ("Secured
Party"), as amended by Amendment No. 1 to the Loan and Security Agreement dated as of November 12, 2002, as further amended by Amendment No. 2 to the Loan and
Security Agreement dated June 20, 2003, as further amended by Amendment No. 3 to the Loan and Security Agreement dated as of January 18, 2005, as further amended by Amendment No. 4 to the Loan and Security Agreement dated as of February 18,
2005.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, on January 18, 2002, Debtor and Secured Party had entered into a certain loan and security agreement, as amended by Amendment No. 1 to the Loan and Security Agreement dated on or about November 11, 2002, as further amended by Amendment No. 2 to the Loan and Security Agreement dated June 20, 2003, as further amended by Amendment No. 3 to the Loan and Security Agreement dated as of January 18, 2005, as further amended by Amendment No. 4 to the Loan and
Security Agreement dated as of February 18, 2005 (collectively, the "Loan
Agreement").

         WHEREAS, Debtor has requested that Secured Party, among other things, amend certain financial covenants, and the Secured Party has agreed to do so, in the manner set forth below, provided however, that among other things, Debtor execute this Amendment No. 5.

         NOW, THEREFORE, in consideration of the mutual promises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Section 9.26. (a) of the Loan Agreement shall be amended in its entirety to read as follows:

                                    (a) Commencing on December 31, 2006, Debtor
                           and its Consolidated Subsidiaries shall maintain at
                           all times a ratio of Funded Debt to EBITDA of not
                           greater than 2.00 to 1, to be tested on a
                           consolidated basis at the end of each fiscal quarter,
                           based upon the financial statements required to be
                           submitted to Secured Party pursuant to Section 9.1.
                           herein, and shall be tested on a trailing
                           four-quarter basis.

          2. Section 9.26. (b) of the Loan Agreement shall be amended in its entirety to read as follows:

                                    (b) Debtor and its domestic Consolidated
                           Subsidiaries shall maintain at all times a "Quick
                           Ratio" of not less than 1.25 to 1, to be tested on a
                           consolidated basis at the end of each fiscal quarter,
                           based upon the financial statements required to be
                           submitted to Secured Party pursuant to Section 9.1.
                           herein. "Quick Ratio" shall be defined as (cash, cash
                           equivalents, and Receivables, net of bad debt
                           reserves) to (Current Liabilities).

         3. The following sub section (e) shall be added to Section 9.26. of the
Loan Agreement:

                                    (e) At all times through December 30, 2006,
                           Debtor and its Consolidated Subsidiaries shall
                           maintain a minimum consolidated EBITDA of $750,000.00
                           per quarter.

         4. As an inducement to the Secured Party's modifying the Loan Agreement pursuant to the terms hereof, Debtor agrees to pay, upon execution of this
Agreement, Secured Party's counsel's legal fees plus disbursements thereof, as set forth in the invoice delivered to Debtor as of the date hereof.

         5. This Amendment No. 5 and the other Transaction Documents, and the rights and obligations of the parties hereunder or thereunder, as the case may be, will be construed and interpreted in accordance with the laws of the State of New York (excluding the laws applicable to conflicts or choice of law).

         6. DEBTOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AMENDMENT
NO. 5 OR ANY OF THE OTHER TRANSACTION DOCUMENTS MAY, AT THE OPTION OF SECURED
PARTY, BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT
SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND
SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON DEBTOR BY MAIL AT THE
ADDRESS SET FORTH IN THIS AMENDMENT NO. 5. DEBTOR HEREBY WAIVES ANY OBJECTION
THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH
COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM.

         7. Debtor hereby grants to Secured Party a continuing lien, security interest and right of setoff as security for all liabilities and obligations to
Secured Party, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Secured Party or any entity under the control of Bank of America or in transit to any of them. At any time, without demand or notice (any such notice being expressly waived by Debtor), Secured Party may set off the same or any

part thereof and apply the same to any liability or obligation of Debtor even though unmatured and regardless of the adequacy of any other collateral securing the Loans. ANY AND ALL RIGHTS TO REQUIRE SECURED PARTY TO EXERCISE ITS RIGHTS OR
REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOANS, PRIOR TO
EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER
PROPERTY OF THE DEBTOR OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND
IRREVOCABLY WAIVED.

         8. DEBTOR AND SECURED PARTY (BY ENTERING INTO THIS AMENDMENT NO. 5)
MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A
TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN
CONNECTION WITH THE AGREEMENT (INCLUDING THIS AMENDMENT NO. 5) OR ANY OF THE
OTHER TRANSACTION DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH
OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR
WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF
CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF SECURED PARTY RELATING TO
THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE TRANSACTION DOCUMENTS, AND
AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER
ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS
PROHIBITED BY LAW, DEBTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR
RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTAL
DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. DEBTOR
CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF SECURED PARTY HAS
PRESENTED, EXPRESSLY OR OTHERWISE, THAT SECURED PARTY WOULD NOT, IN THE EVENT OF
LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A
MATERIAL INDUCEMENT FOR SECURED PARTY TO ENTER INTO THIS AMENDMENT NO. 5.

          IN WITNESS WHEREOF, the parties have executed this Amendment No. 5 as of the day and year first above written.

         BANK OF AMERICA, N.A., as successor
         by merger to Fleet National Bank

         By:  /s/ Martha Novak
              ---------------------------------------
                  Name:  Martha Novak
                  Title:  Senior Vice President

         MISONIX, INC.

         By:  /s/ Michael A. McManus
              ---------------------------------------
                  Name:  Michael A. McManus, Jr.
                  Title:  President and Chief Executive Officer